UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2007

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 4.01                           CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.
ITEM 9.01                           FINANCIAL STATEMENTS AND EXHIBITS.
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 16.1  LETTER FROM ERNST & YOUNG LLP

ITEM 4.01                            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On June 7, 2007, the Audit Committee (the “Committee”) of Salem Communications Corporation (“Salem”) dismissed Ernst & Young LLP (“E&Y”) as Salem’s independent registered public accounting firm and appointed Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as Salem’s new independent registered public accounting firm for the fiscal year ending December 31, 2007.

This change in accounting firms did not result from any dissatisfaction of the Committee or Salem with the quality or delivery of professional services rendered by E&Y.  The decision to replace E&Y with SLGG as Salem’s independent registered public accounting firm was made by the Committee.

The reports of E&Y on Salem’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Salem’s financial statements for each of the two fiscal years ended December 31, 2006 and December 31, 2005, and in the subsequent interim period through June 7, 2007, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report.   Salem has requested E&Y to furnish a letter to the Securities and Exchange Commission stating whether it agrees to the above statements.  A copy of that letter, dated June 7, 2007, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2006 and December 31, 2005, respectively, and through June 7, 2007, neither the Committee, Salem, nor anyone acting on behalf of the Committee or Salem, consulted SLGG regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01                            FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission dated June 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: June 12, 2007	By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President - Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the United States Securities and Exchange Commission dated June 7, 2007.

        Exhibit 16.1

June 7, 2007

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

We have read Item 4.01 of Form 8-K dated June 7, 2007, of Salem Communications Corporation and are in agreement with the statements contained in the third and fourth paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

/s/ Ernst & Young LLP